Exhibit 99.1

eGain Reports SaaS Revenue Growth of 21% for First Six Months of Fiscal 2021

Sunnyvale, CA (February 10, 2021) – eGain (NASDAQ: EGAN), a leading provider of omnichannel customer engagement solutions, today announced financial results for its fiscal 2021 second quarter ended December 31, 2020.

“We delivered solid results in the quarter, with healthy SaaS revenue growth and expanding gross margins,” said Ashu Roy, eGain’s CEO. “Our SaaS logo wins are up again 100% year over year for the second quarter in a row. We continue to win new logos with our partner Cisco and during the quarter we added our first Avaya CcaaS customers. Our recently launched SmartIVR™ capability is generating strong market interest, enabling enterprises to quickly shift from voice to digital to cater to customer preference, while driving self-service automation. Our investments in sales and marketing are starting to pay off with the doubling of our sales pipeline, year over year, and we look forward to accelerated SaaS revenue growth in the quarters to come.”

Fiscal 2021 Second Quarter Financial Highlights

●	SaaS revenue was $16.2 million, up 15% year over year.
●	Total revenue was $19.2 million, up 6% year over year.
●	Subscription gross margin was 82%, up 400 basis points year over year.
●	Total gross margin was 76%, up 500 basis points year over year.
●	GAAP net income was $1.6 million, or $0.05 per diluted share, compared to GAAP net income of $2.0 million, or $0.06 per diluted share, in the year ago quarter.
●	Non-GAAP net income was $2.0 million, or $0.06 per diluted share, compared to non-GAAP net income of $2.5 million, or $0.08 per diluted share, in the year ago quarter.
●	Total cash and cash equivalents were $54.2 million, compared to $40.3 million, in the year ago quarter.

Fiscal 2021 First Six Months Financial Highlights

●	SaaS revenue was $32.1 million, up 21% year over year.
●	Total revenue was $38.3 million, up 8% year over year.
●	Subscription gross margin was 82%, up 500 basis points year over year.
●	Total gross margin was 76%, up 600 basis points year over year.
●	GAAP net income was $3.7 million, or $0.11 per diluted share, compared to GAAP net income of $3.2 million, or $0.10 per diluted share, in the year ago quarter.
●	Non-GAAP net income was $4.6 million, or $0.14 per diluted share, compared to non-GAAP net income of $4.3 million, or $0.13 per diluted share, in the year ago quarter.
●	Cash provided by operations was $5.9 million, or 16% operating cash flow margin.

Fiscal 2021 Third Quarter Financial Guidance

For the third quarter of fiscal 2021 ending March 31, 2021, eGain expects:

●	SaaS revenue of between $15.8 million to $16.3 million.
●	Total revenue of between $18.3 million to $18.8 million.
●	GAAP net loss of $500,000 to $1.5 million, or $(0.02) to $(0.05) per share.
●	Non-GAAP net loss of breakeven to $1.0 million, or $0.00 per basic share to $(0.03) per share.

Guidance Assumptions:

●	Includes an expected $300,000 sequential decline in SaaS revenue due to fewer days in the fiscal third quarter than in the second quarter.
●	Includes an expected $400,000 sequential decline in SaaS revenue due to seasonal volume increases in the second quarter that are not expected to repeat in the fiscal third quarter.
●	Includes stock-based compensation expense of approximately $500,000.
●	Includes depreciation and amortization of approximately $100,000.
●	Weighted average shares outstanding of approximately 32.9 million.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to our operating results. Such non-GAAP financial measures are adjusted for stock-based compensation expense and amortization of acquired intangible assets. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the Company’s business.

Conference Call Information

eGain will discuss its fiscal 2021 second quarter results today via teleconference at 2:00 p.m., Pacific Time. To access the live call, dial 800-437-2398 (US and Canada) or +1 929-477-0577 (international) and give the participant passcode 4421302. A live and archived webcast of the call will also be accessible on the “Investor relations” section of the Company’s website at www.egain.com. In addition, a phone replay will be available approximately two hours following the end of the call and will remain available for one week.

About eGain

eGain customer engagement solutions deliver digital transformation for leading brands – powered by virtual assistance, AI, knowledge, and analytics. Our comprehensive suite of applications helps clients deliver memorable, digital-first customer experiences in an omnichannel world. To find out more about eGain, visit http://www.egain.com.

Cautionary Note Regarding Forward-Looking Statements.

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and include our expectations with respect to revenue and GAAP and non-GAAP net income for the third quarter of fiscal year 2021. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the fiscal year ending June 30, 2021 and third quarter of fiscal year 2021. The risks and uncertainties referred to above include, but are not limited to: risks associated with current economic uncertainties tied to the COVID-19 pandemic, including but not limited to its effect on customer demand for the Company’s products and services and the impact of potential delays in customer payments; risks associated with the transition to a work-from-home environment; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; current general economic and market conditions associated with the COVID-19 pandemic and otherwise, which may adversely affect our industry; general political or destabilizing events, including war, conflict or acts of terrorism; the effect of evolving domestic and foreign government regulations, including those addressing data privacy and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K filed on September 11, 2020 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corp. in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Investor Relations

Todd Kehrli or Jim Byers

Phone: 213-277-5550

Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	June 30,
	2020	2020
ASSETS
Current assets:
Cash and cash equivalents	$54,203	$46,609
Restricted cash	7	6
Accounts receivable, net	16,649	22,708
Costs capitalized to obtain revenue contracts, net	1,148	1,066
Prepaid expenses	1,817	2,514
Other current assets	575	617
Total current assets	74,399	73,520
Property and equipment, net	851	713
Operating lease right-of-use assets	2,323	2,962
Costs capitalized to obtain revenue contracts, net of current portion	2,251	2,380
Intangible assets, net	—	26
Goodwill	13,186	13,186
Other assets	941	918
Total assets	$93,951	$93,705

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,850	$2,429
Accrued compensation	5,822	7,916
Accrued liabilities	3,765	3,423
Operating lease liabilities	1,675	1,753
Deferred revenue	33,724	36,644
Total current liabilities	46,836	52,165
Deferred revenue, net of current portion	4,731	4,826
Operating lease liabilities, net of current portion	771	1,385
Other long-term liabilities	815	688
Total liabilities	53,153	59,064
Commitments and contingencies
Stockholders' equity:
Common stock	31	31
Additional paid-in capital	376,546	374,399
Notes receivable from stockholders	(91)	(90)
Accumulated other comprehensive loss	(1,270)	(1,631)
Accumulated deficit	(334,418)	(338,068)
Total stockholders' equity	40,798	34,641
Total liabilities and stockholders' equity	$93,951	$93,705

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2020	2019	2020	2019
Revenue:
Subscription	$17,699	$16,343	$35,447	$31,914
Professional services	1,534	1,812	2,849	3,430
Total revenue	19,233	18,155	38,296	35,344
Cost of revenue:
Cost of subscription	3,248	3,557	6,470	7,307
Cost of professional services	1,463	1,687	2,873	3,251
Total cost of revenue	4,711	5,244	9,343	10,558
Gross profit	14,522	12,911	28,953	24,786
Operating expenses:
Research and development	4,508	4,052	9,013	8,050
Sales and marketing	6,266	4,821	11,897	9,559
General and administrative	1,852	2,036	3,796	4,081
Total operating expenses	12,626	10,909	24,706	21,690
Income from operations	1,896	2,002	4,247	3,096
Interest income, net	2	124	6	271
Other expense, net	(160)	(186)	(323)	(21)
Income before income tax (provision) benefit	1,738	1,940	3,930	3,346
Income tax (provision) benefit	(132)	33	(280)	(156)
Net income	$1,606	$1,973	$3,650	$3,190
Per share information:
Earnings per share:
Basic	$0.05	$0.06	$0.12	$0.10
Diluted	$0.05	$0.06	$0.11	$0.10
Weighted-average shares used in computation:
Basic	30,967	30,571	30,910	30,539
Diluted	32,732	31,880	32,605	31,858

Stock-based compensation included in above costs and expenses:
Cost of revenue	$80	$52	$155	$85
Research and development	144	201	302	378
Sales and marketing	175	131	306	278
General and administrative	27	98	133	192
	$426	$482	$896	$933

Amortization of intangible assets included in above costs and expenses:
Cost of revenue	$—	$67	$26	$134
	$—	$67	$26	$134

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2020	2019	2020	2019
Income from operations	$1,896	$2,002	$4,247	$3,096
Add:
Stock-based compensation	426	482	896	933
Amortization of intangibles assets	—	67	26	134
Non-GAAP income from operations	$2,322	$2,551	$5,169	$4,163

Net income	$1,606	$1,973	$3,650	$3,190
Add:
Stock-based compensation	426	482	896	933
Amortization of intangibles assets	—	67	26	134
Non-GAAP net income	$2,032	$2,522	$4,572	$4,257
Per share information:
Non-GAAP earnings per share:
Basic	$0.07	$0.08	$0.15	$0.14
Diluted	$0.06	$0.08	$0.14	$0.13
Weighted-average shares used in computation:
Basic	30,967	30,571	30,910	30,539
Diluted	32,732	31,880	32,605	31,858

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended December 31,		Growth Rates	Constant Currency Growth Rates [1]
	2020	2019
Revenue:
SaaS revenue	$16,177	$14,045	15%	14%
Legacy revenue	1,522	2,298	(34%)	(32%)
GAAP subscription	17,699	16,343	8%	8%
GAAP professional services	1,534	1,812	(15%)	(16%)
Total GAAP revenue	$19,233	$18,155	6%	6%

SaaS and professional services revenue:
SaaS revenue	$16,177	$14,045	15%	14%
Professional Services	1,534	1,812	(15%)	(16%)
Total SaaS and professional services revenue	$17,711	$15,857	12%	11%

Cost of Revenue:
GAAP subscription	$3,248	$3,557
Add back:
Amortization of intangible assets	—	(67)
Non-GAAP subscription	$3,248	$3,490

GAAP professional services	$1,463	$1,687
Add back:
Stock-based compensation	(80)	(52)
Non-GAAP professional services	$1,383	$1,635

GAAP total cost of revenue	$4,711	$5,244
Add back:
Stock-based compensation	(80)	(52)
Amortization of intangible assets	—	(67)
Non-GAAP total cost of revenue	$4,631	$5,125	(10%)	(9%)

Gross Profit:
Non-GAAP subscription	$14,451	$12,853
Non-GAAP professional services	151	177
Non-GAAP gross profit	$14,602	$13,030	12%	11%

Operating expenses:
GAAP research and development	$4,508	$4,052
Add back:
Stock-based compensation expense	(144)	(201)
Amortization of acquired intangible assets	-	-
Non-GAAP research and development	$4,364	$3,851	13%	14%

GAAP sales and marketing	$6,266	$4,821
Add back:
Stock-based compensation expense	(175)	(131)
Amortization of acquired intangible assets	—	-
Non-GAAP sales and marketing	$6,091	$4,690	30%	29%

GAAP general and administrative	$1,852	$2,036
Add back:
Stock-based compensation expense	(27)	(98)
Amortization of acquired intangible assets	—	—
Non-GAAP general and administrative	$1,825	$1,938	(6%)	(6%)

GAAP operating expenses	$12,626	$10,909
Add back:
Stock-based compensation expense	(346)	(430)
Amortization of acquired intangible assets	—	—
Non-GAAP operating expenses	$12,280	$10,479	17%	17%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Six Months Ended December 31,		Growth Rates	Constant Currency Growth Rates [1]
	2020	2019
Revenue:
SaaS	$32,148	$26,462	21%	20%
Legacy revenue	3,299	5,452	(39%)	(41%)
GAAP subscription	35,447	31,914	11%	10%
GAAP professional services	2,849	3,430	(17%)	(18%)
Total GAAP revenue	$38,296	$35,344	8%	7%

SaaS and professional services revenue:
SaaS	$32,148	$26,462	21%	20%
Professional Services	2,849	3,430	(17%)	(18%)
Total SaaS and professional services revenue	$34,997	$29,892	17%	16%

Cost of Revenue:
GAAP subscription	$6,470	$7,307
Add back:
Amortization of intangible assets	(26)	(134)
Non-GAAP subscription	$6,444	$7,173

GAAP professional services	$2,873	$3,251
Add back:
Stock-based compensation	(155)	(85)
Non-GAAP professional services	$2,718	$3,166

GAAP total cost of revenue	$9,343	$10,558
Add back:
Stock-based compensation	(155)	(85)
Amortization of intangible assets	(26)	(134)
Non-GAAP total cost of revenue	$9,162	$10,339	(11%)	(12%)

Gross Profit:
Non-GAAP subscription	$29,003	$24,741
Non-GAAP professional services	131	264
Non-GAAP gross profit	$29,134	$25,005	17%	15%

Operating expenses:
GAAP research and development	$9,013	$8,050
Add back:
Stock-based compensation expense	(302)	(378)
Amortization of acquired intangible assets	-	-
Non-GAAP research and development	$8,711	$7,672	14%	14%

GAAP sales and marketing	$11,897	$9,559
Add back:
Stock-based compensation expense	(306)	(278)
Amortization of acquired intangible assets	—	-
Non-GAAP sales and marketing	$11,591	$9,281	25%	24%

GAAP general and administrative	$3,796	$4,081
Add back:
Stock-based compensation expense	(133)	(192)
Amortization of acquired intangible assets	—	—
Non-GAAP general and administrative	$3,663	$3,889	(6%)	(6%)

GAAP operating expenses	$24,706	$21,690
Add back:
Stock-based compensation expense	(741)	(848)
Amortization of acquired intangible assets	—	—
Non-GAAP operating expenses	$23,965	$20,842	15%	14%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.